EXHIBIT 1

                             Joint Filing Agreement


     Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to securities held by each of them in Adelphia Communications Corp.

Dated: July 10, 2003
                                           WEXFORD SPECTRUM INVESTORS LLC

                                           By:        /s/ Arthur H. Amron
                                                   -----------------------------
                                                   Name:  Arthur H. Amron
                                                  Title:   Vice President


                                           WI SOFTWARE INVESTORS LLC

                                           By:        /s/ Arthur H. Amron
                                                  ------------------------------
                                                  Name:  Arthur H. Amron
                                                  Title:   Vice President


                                           TAURUS INVESTORS LLC

                                           By:    /s/ Arthur H. Amron
                                                  ------------------------------
                                                  Name:   Arthur H. Amron
                                                  Title:  Vice President


                                           SOLITAIR CORP.

                                           By:    /s/ Arthur H. Amron
                                                  ------------------------------
                                                  Name:  Arthur H. Amron
                                                  Title: Vice President

                                           WEXFORD CAPITAL LLC

                                           By:    /s/ Arthur H. Amron
                                                  ------------------------------
                                                  Name:  Arthur H. Amron
                                                  Title: Principal and Secretary


                                           /s/ Charles E. Davidson
                                           -------------------------------------
                                           CHARLES E. DAVIDSON


                                           /s/ Joseph M. Jacobs
                                           -------------------------------------
                                           JOSEPH M. JACOBS

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